Collaborative Investment Series Trust - 485BPOS

Exhibit 99.(j)(i)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated November 28, 2023, relating to the financial statements and financial highlights of Goose Hollow Tactical Allocation ETF, a series of Collaborative Investment Series Trust, for the year ended September 30, 2023, and to the references to our firm “Fund Service Providers” and “Financial Highlights” in the Prospectus and “Policies and Procedures for Disclosure of Portfolio Holdings” and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

January 25, 2024

C O H E N  &  C O M P A N Y, L T D.

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated November 28, 2023, relating to the financial statements and financial highlights of Greenwich Ivy Long-Short Fund, a series of Collaborative Investment Series Trust, for the year ended September 30, 2023, and to the references to our firm under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” and “Disclosure of Portfolio Holdings” in the Statement of Additional Information.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

January 25, 2024

C O H E N  &  C O M P A N Y , L T D.

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated November 28, 2023, relating to the financial statements and financial highlights of Mohr Growth ETF, Mindful Conservative ETF, Adaptive Core ETF and Mohr Sector Nav ETF, each a series of Collaborative Investment Series Trust, for the year or period ended September 30, 2023, and to the references to our firm under the headings “Fund Service Providers” and “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” and “Policies and Procedures For Disclosure of Portfolio Holdings” in the Statement of Additional Information.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

January 25, 2024

C O H E N  &  C O M P A N Y, L T D.

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated November 28, 2023, relating to the financial statements and financial highlights of Rareview Dynamic Fixed Income ETF, Rareview Tax Advantaged Income ETF, Rareview Inflation/Deflation ETF, and Rareview Systematic Equity ETF, each a series of Collaborative Investment Series Trust, for the year ended September 30, 2023, and to the references to our firm under the headings “Financial Highlights” and “Independent Registered Public Accountng Firm” in the Prospectus and “Independent Registered Public Accounting Firm” and “Policies and Procedures For Disclosure of Portfolio Holdings” in the Statement of Additional Information.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

January 25, 2024

C O H E N  &  C O M P A N Y,  L T D.

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated November 28, 2023, relating to the financial statements and financial highlights of The SPAC and New Issue ETF, a series of Collaborative Investment Series Trust, for the year ended September 30, 2023, and to the references to our firm under the headings “Fund Service Providers” and “Financial Highlights” in the Prospectus and “Policies and Procedures for Disclosure of Portfolio Holdings” and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

January 25, 2024

C O H E N  &  C O M P A N Y,  L T D.

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board